UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2015

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2015, the Board of Directors of the Company amended Article II, Section 3 of the Company’s By-laws to reinstate in full the provisions authorizing shareholders to cause the Board to call a special meeting of shareholders (the “Special Meeting Provisions”) that had been removed in July 2014. The amendment is consistent with the Company’s public statements that the Board intended to reinstate the Special Meeting Provisions by the time of the Company’s 2015 Annual Meeting of Shareholders, as described in the Company’s Current Report on Form 8-K dated July 21, 2014.

The Company’s By-laws, as amended through March 16, 2015, are attached as Exhibit 3.1 to this report.

Item 9.01   Financial Statements and Exhibits.

Exhibit	Description
3.1	By-laws of Time Warner Inc., as amended through March 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Howard M. Averill
	Name:	Howard M. Averill
	Title:	Executive Vice President and Chief Financial Officer

Date: March 17, 2015

Exhibit Index

Exhibit	Description
3.1	By-laws of Time Warner Inc., as amended through March 16, 2015.